                                                                  EXHIBIT 10.20

     Amended in July 1996 to reduce the employment requirement for Eligible Employees to 180 days and to coordinate Offering and Purchase Periods with LJP's fiscal calendar. Amended in September 1996 to clarify the determination of Fair Market Value and Purchase Price. Amended in May 2000, with stockholder vote, to increase the number of shares available under the Plan by 200,000. Amended July 2000 to change the Purchase Periods to a quarterly period instead of a semi-annual period. Amended in September 2000 to eliminate any requirement that an employee be employed 180 days prior to enrolling in an offering period and to double the number of Offering Periods, by having 24-month offering periods begin every calendar quarter. Amended and restated on March 19, 2001. Amended on February 9, 2001 by Board, subject to stockholder approval, to increase the available shares by 300,000. Increase in available shares approved by stockholders on May 18, 2001.

                        LA JOLLA PHARMACEUTICAL COMPANY

                       1995 EMPLOYEE STOCK PURCHASE PLAN

     The following constitutes the provisions of the La Jolla Pharmaceutical Company 1995 Employee Stock Purchase Plan (as amended and restated effective March 19, 2001) (the "Plan").

1.      Purpose.

     The purpose of the Plan is to maintain competitive equity compensation programs and to provide employees of La Jolla Pharmaceutical Company (the "Company") with an opportunity and incentive to acquire a proprietary interest in the Company through the purchase of the Company's Common Stock, thereby more closely aligning the interests of the Company's employees and stockholders. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended ("Section 423"). Accordingly, the provisions of the Plan shall be construed to extend and limit participation consistent with the requirements of
Section 423.

2.      Definitions.

     Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below.

     "Administrator" means the Committee, or the Board if the Board asserts administrative authority over the Plan pursuant to Section 13.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means a committee of members of the Board meeting the qualifications described in Section 13 and appointed by the Board to administer the Plan.

     "Common Stock" shall mean the Common Stock of the Company.

     "Compensation" means base salary or hourly compensation and any cash bonus paid to a participant.

     "Eligible Employee" means any employee of the Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week. For purposes of the Plan, the employment relationship shall be treated as continuing while the individual is on sick leave or other leave of absence approved by the Company, except that when the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

     "Enrollment Date" means the first day of each Offering Period.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exercise Date" means the last day of each Purchase Period.

     "Fair Market Value" of the Common Stock as of the time of any determination thereof means the value of Common Stock determined as follows:

        (1) If the Common Stock is listed on any established stock exchange or trades on the Nasdaq National Market, its Fair Market Value shall be the most recent closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such exchange or system (or the exchange or system with the greatest volume of trading in the Common Stock) as of the time of such determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

        (2) If the Common Stock is not listed on any established stock exchange or traded on the Nasdaq National Market its Fair Market Value shall be the mean between the most recent closing high and low asked prices for the Common Stock as of the time of such determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

        (3) In the absence of an established market for the Common Stock, the Fair Market Value of the Common Stock shall be determined in good faith by the Administrator.

     "Offering Period" means (i) the period of twenty-three (23) months commencing on August 1, 1996 and terminating on June 30, twenty-three (23) months later; (ii) each period of twenty-four (24) months commencing on January 1, 1997 and each January 1 thereafter for the duration of the Plan and terminating on the December 31 twenty-four (24) months later; (iii) each period of twenty-four (24) months commencing on July 1, 1997 and each July 1 thereafter for the duration of the Plan and terminating on the June 30 twenty-four (24) months later; (iv) each period of twenty-four (24) months commencing on October 1, 2000 and each October 1 thereafter for the duration of the Plan and terminating on the September 30 twenty-four (24) months later; and (v) each period of twenty-four (24) months commencing on April 1, 2001 and each April 1 thereafter for the duration of the Plan and terminating on the March 31 twenty-four (24) months later. The Administrator shall have the power to change the duration of Offering Periods without stockholder approval as set forth in
Section 12 or if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

     "Option" means the option granted to each participant pursuant to Section 4 upon enrollment in an Offering Period.

     "Periodic Exercise Limit" has the meaning set forth in Section 4(a).

     "Plan Account" means an account maintained by the Company for each participant in the Plan, to which are credited the payroll deductions made for such participant pursuant to Section 5 and from which are debited amounts paid for the purchase of shares upon exercise of such participant's Option pursuant to Section 6.

     "Purchase Price" as of any Exercise Date means an amount equal to 85% of the Fair Market Value of a share of Common Stock as of the close of business on the Exercise Date or the opening of business on the Enrollment Date for the Offering Period in which such Exercise Date occurs, whichever is lower.

     "Purchase Period" means (i) the period of five (5) months commencing on August 1, 1996 and ending on December 31, 1996; (ii) with respect to the Offering Periods beginning on January and July 1, 1997, January and July 1, 1998, and January 1, 1999, each period of six (6) months within any such Offering Period, commencing January 1, 1997 and each July 1 and January 1 thereafter, and ending on the December 31 or June 30 following such commencement date; (iii) with respect to the Offering Period beginning on July 1, 1999, the period of six (6) months commencing July 1, 1999 and ending on December 31, 1999, the period of six (6) months commencing on January 1, 2000 and ending on June 30, 2000, the period of six (6) months commencing on July 1, 2000 and ending on December 31, 2000, the period of three (3) months commencing on January 1, 2001 and ending on March 31, 2001, and the period of three (3) months commencing on April 1, 2001 and ending on June 30, 2001, (iv) with respect to the Offering Period beginning on January 1, 2000, the period of six (6) months commencing on January 1, 2000 and ending on June 30, 2000, the period of six (6) months commencing on July 1, 2000 and ending on December 31, 2000, and each period of three (3) months commencing on January 1, 2001 and each April 1, July 1, and October 1 thereafter, and ending on the March 31, June 30, September 30 and December 31 following such commencement date; (v) with respect to the Offering Period beginning on July 1, 2000, the period of six (6) months commencing on July 1, 2000 and ending on December 31, 2000, and each period of three (3) months commencing on January 1, 2001 and each April 1, July 1, and October 1 thereafter, and ending on the March 31, June 30, September 30 and December 31 following such commencement date; and (vi) for any Offering Period commencing on or after October 1, 2000, each period of three (3) months within the Offering Period commencing on October 1, 2000 and each January 1, April 1, July 1, and October 1 thereafter, and ending on the December 31, March 31, June 30, and September 30 following such commencement date.

     "Reserves" means the number of shares of Common Stock covered by each Option that has not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan, but not yet placed under any Option.

     "Rule 16b-3" means Rule 16b-3 under the Exchange Act and any successor provision.

     "Subsidiary" has the meaning as set forth under SS 424(f) of the Code.

     "Trading Day" means a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation System are open for trading.

3.      Offering Periods and Participation.

     The Plan shall be implemented through a series of consecutive and overlapping Offering Periods. An Eligible Employee may enroll in an Offering Period by delivering a subscription agreement in the form of Exhibit A hereto to the Company's payroll office at least five (5) business days prior to the Enrollment Date for that Offering Period. Eligible Employees shall participate in only one Offering Period at a time, and a subscription agreement in effect for a Plan participant for a particular Offering Period shall continue in effect for subsequent Offering Periods if the participant remains an Eligible Employee and has not withdrawn pursuant to Section 8.

4.      Options.

     (a) Grants. On the Enrollment Date for each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an Option to purchase (i) on each Exercise Date for any six-month Purchase Period in such Offering Period (at the applicable Purchase Price) up to that number of shares of Common Stock determined by dividing $12,500 by the Fair Market Value of a share of Common Stock as of the opening of business on the Enrollment Date, and (ii) on each Exercise Date for any three-month Purchase Period in such Offering Period (at the applicable Purchase Price) up to that number of shares of Common Stock determined by dividing $6,250 by the Fair Market Value of a share of Common Stock as of the opening of business on the Enrollment Date
(such number of shares being the "Periodic Exercise Limit"). The Option shall expire immediately after the last Exercise Date of the Offering Period.

     (b) Grant Limitations. Any provisions of the Plan to the contrary notwithstanding, no participant shall be granted an Option under the Plan:

        (i) if, immediately after the grant, such participant (or any other person whose stock would be attributed to such participant pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary; or

        (ii) which permits such participant's rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such Option is granted) in any calendar year.

     (c) No Rights in Respect of Underlying Stock. The participant will have no interest or voting right in shares covered by an Option until such Option has been exercised.

5.      Payroll Deductions.

     (a) Participant Designations. The subscription agreement applicable to an Offering Period shall designate payroll deductions to be made on each payday during the Offering Period as a whole number percentage not exceeding ten percent (10%) of such Eligible Employee's Compensation for the pay period preceding such payday, provided that the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period.

     (b) Plan Account Balances. The Company shall make payroll deductions as specified in each participant's subscription agreement on each payday during the Offering Period and credit such payroll deductions to such participant's Plan Account. A participant may not make any additional payments into such Plan Account. No interest will accrue on any payroll deductions. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     (c) Participant Changes. A participant may discontinue his or her participation in the Plan as provided in Section 8, or may increase or decrease (subject to such limits as the Administrator may impose) the rate of his or her payroll deductions during any Purchase Period by filing with the Company a new subscription agreement authorizing such a change in the payroll deduction rate. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement, unless the Company elects to process a given change in participation more quickly.

     (d) Decreases. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 4(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period that is scheduled to end during a calendar year (the "Current Purchase Period") when the aggregate of all payroll deductions previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 8.

     (e) Tax Obligations. At the time of each exercise of a participant's Option, and at the time any Common Stock issued under the Plan to a participant is disposed of, the participant must adequately provide for the Company's federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the Option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the participant.

     (f) Statements of Account. The Company shall maintain each participant's Plan Account and shall give each Plan participant a statement of account at least annually. Such statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any, for the period covered.

6.      Exercise of Options.

     (a) Automatic Exercise on Exercise Dates. Unless a participant withdraws as provided in Section 8, his or her Option for the purchase of shares will be exercised automatically on each Exercise Date within the Offering Period in which such participant is enrolled for the maximum number of shares of Common Stock, including fractional shares, as can then be purchased at the applicable Purchase Price with the payroll deductions accumulated in such participant's Plan Account and not yet applied to the purchase of shares under the Plan, subject to the Periodic Exercise Limit. During a participant's lifetime, a participant's Options to purchase shares hereunder are exercisable only by the participant.

     (b) Delivery of Shares. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate or book entry transfer representing the shares purchased upon exercise of his or her Option, provided that the Company may in its discretion hold fractional shares for the accounts of the participants pending aggregation to whole shares.

     (c) Compliance with Law. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the participant for whom an Option is exercised to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. Shares issued upon purchase under the Plan may be subject to such transfer restrictions and stop-transfer instructions as the Administrator deems appropriate.

     (d) Excess Plan Account Balances. If, due to application of the Periodic Exercise Limit, there remains in a participant's Plan Account immediately following exercise of such participant's Option on an Exercise Date any cash accumulated during the Purchase Period immediately preceding such Exercise Date and not applied to the purchase of shares under the Plan, such cash shall promptly be returned to the participant.

7.      Automatic Transfer to Low Price Offering Period.

     If the Fair Market Value of the Common Stock as of the close of business on any Exercise Date is lower than the Fair Market Value of the Common Stock as of the opening of business on the Enrollment Date for the Offering Period in which such Exercise Date occurs, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their Options on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

8.      Withdrawal; Termination of Employment.

     (a) Voluntary Withdrawal. A participant may withdraw from an Offering Period by giving written notice to the Company's payroll office at least five (5) business days prior to the next Exercise Date. Such withdrawal shall be effective beginning five business days after receipt by the Company's payroll office of notice thereof. On or promptly following the effective date of any withdrawal, all (but not less than all) of the withdrawing participant's payroll deductions credited to his or her Plan Account and not yet applied to the purchase of shares under the Plan will be paid to such participant, and on the effective date of such withdrawal such participant's Option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of any succeeding Offering Period unless the participant delivers to the Company a new subscription agreement with respect thereto.

     (b) Termination of Employment. Promptly after a participant's ceasing to be an Eligible Employee for any reason the payroll deductions credited to such participant's Plan Account and not yet applied to the purchase of shares under the Plan will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 10, and such participant's Option will be automatically terminated, provided that, if the Company does not learn of such death more than five (5) business days prior to an Exercise Date, payroll deductions credited to such participant's Plan account may be applied to the purchase of shares under the Plan on such Exercise Date.

9.      Transferability.

     Neither payroll deductions credited to a participant's Plan Account nor any rights with regard to the exercise of an Option or to receive shares under the Plan nor any Option itself may be assigned, transferred, pledged or otherwise disposed of by the participant in any way other than by will, the laws of descent and distribution or as provided in Section 10 hereof. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw from an Offering Period in accordance with Section 8.

10.     Designation of Beneficiary.

     A participant may file a written designation of a beneficiary who is to receive any cash from the participant's Plan Account in the event of such participant's death and any shares purchased for the participant upon exercise of his or her Option but not yet issued. If a participant is married and the designated beneficiary is not the spouse, spousal consent may be required for such designation to be effective. A designation of beneficiary may be changed by a participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.     Stock.

     The maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be 800,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section
12. If on a given Enrollment Date or Exercise Date the number of shares with respect to which Options are to be granted or exercised exceeds the number of shares then available under the Plan, the Administrator shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. Shares of Common Stock subject to unexercised Options that expire, terminate or are cancelled will again become available for the grant of further Options under the Plan.

12.     Adjustments Upon Changes in Capitalization, Dissolution, Merger or
        Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the Purchase Price, Periodic Exercise Limit, and other characteristics of the Options, shall be appropriately and proportionately adjusted for any increase or decrease or exchange in the issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, exchange or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. The Administrator may, if it so determines in the exercise of its sole discretion, provide for adjusting the Reserves, as well as the Purchase Price, Periodic Exercise Limit, and other characteristics of the Options, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all pending Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator, and all Plan Account balances will be paid to participants as appropriate consistent with applicable law.

     (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or other combination (the "Transaction") of the Company with or into another entity, each Option under the Plan shall be assumed or an equivalent option shall be substituted by such successor entity or a parent or subsidiary of such successor entity, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Administrator shortens the Offering Periods then in progress in lieu of assumption or substitution, the Administrator shall notify each participant in writing, at least ten (l0) days prior to the New Exercise Date, that the Exercise Date for such participant's Option has been changed to the New Exercise Date and that such participant's Option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 8 (provided that, in such case, the participant's withdrawal shall be effective if notice thereof is delivered to the Company's payroll office at least two (2) business days prior to the New Exercise Date). For purposes of this Section, an Option granted under the Plan shall be deemed to be assumed if, following the Transaction the Option confers the right to purchase at the Purchase Price (provided that for such purposes the Fair Market Value of the Common Stock on the New Exercise Date shall be the value per share of the consideration paid in the Transaction), for each share of stock subject to the Option immediately prior to the Transaction, the consideration (whether stock, cash or other securities or property) received in the Transaction by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Transaction was not solely common equity of the successor entity or its parent (as defined in Section 424(e) of the Code), the Administrator may, with the consent of the successor entity and the participant, provide for the consideration to be received upon exercise of the Option to be solely common equity of the successor entity or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Transaction.

13.     Administration.

     The Plan shall be administered by the Committee, which shall have the authority to construe, interpret and apply the terms of the Plan and any agreements defining the rights and obligations of the Company and participants under the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator may, in its discretion, delegate ministerial responsibilities under the Plan to the Company. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties. Any action of the Committee shall be taken pursuant to a majority vote or by the unanimous written consent of its members. The Committee shall consist of three or more members of the Board, each of whom shall be disinterested within the meaning of Rule 16b-3, provided, however, that the number of members of the Committee may be reduced or increased from time to time by the Board to the number required or allowed by Rule 16b-3. The Board may from time to time in its discretion exercise any responsibilities or authority allocated to the Committee under the Plan. No member of the Committee or any designee thereof will be liable for any action or determination made in good faith with respect to the Plan or any transaction arising under the Plan.

14.     Amendment or Termination.

     (a) Administrator's Discretion. The Administrator may, at any time and for any reason, terminate or amend the Plan. Except as provided in Section 12, no such termination can affect Options previously granted, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that such termination is in the best interests of the Company and its stockholders. Except as provided herein, no amendment may make any change in any Option theretofore granted that adversely affects the rights of any participant. To the extent necessary to comply with and qualify under Rule 16b-3 or under Section 423 (or any successor rule or provision or any other applicable law or regulation), the Administrator shall obtain stockholder approval of amendments to the Plan in such a manner and to such a degree as required.

     (b) Administrative Modifications. Without stockholder consent (except as specifically required by applicable law or regulation) and without regard to whether any participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to amend the Plan to the extent necessary to comply with and qualify under Rule 16b-3 and Section 423, change the Purchase Periods and/or Offering Periods, limit the frequency and/or number of changes in payroll deductions during Purchase Periods and/or Offering Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable and which are consistent with the Plan.

15.     Term of Plan.

     The Plan shall become effective upon the first Enrollment Date after its approval by the stockholders of the Company and shall continue in effect for a term of twenty (20) years unless sooner terminated pursuant to Section 14.

16.     Miscellaneous.

     (a) Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     (b) Subsidiaries. The Administrator may from time to time in its discretion permit persons who are employees of any Subsidiary whose customary employment is for more than five months per calendar year and for more than 20 hours per week to participate in the Plan on the same terms as Eligible Employees hereunder.

     (c) Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Board adopts the Plan. If such stockholder approval is not obtained, the Plan and all rights to the Common Stock purchased under the Plan shall be null and void and shall have no effect.

     (d) Additional Restrictions of Rule 16b-3. The terms and conditions of Options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such Options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     (e) No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of an employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

     (f) Applicable Law. The laws of the State of California shall govern all matters relating to the Plan, except to the extent (if any) superseded by the laws of the United States.

     (g) Headings. Headings used herein are for convenience of reference only and do not affect the meaning or interpretation of the Plan.

                                   EXHIBIT A

                        LA JOLLA PHARMACEUTICAL COMPANY
                       1995 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

_____ Original Application      Enrollment Date: ___________

_____ Change in Payroll Deduction Rate

_____ Change of Beneficiary(ies)

1. I, ________________________, hereby elect to participate in the La Jolla Pharmaceutical Company 1995 Employee Stock Purchase Plan (the "Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% (not to exceed 10%) of my Compensation (as defined in the Plan) on each payday during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my Option on each Exercise Date within the Offering Period.

4. I have received a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan, that capitalized terms used herein have the same meanings as ascribed thereto in the Plan, and that in case of any inconsistency between this Subscription Agreement and the Plan, the Plan shall govern. I understand that the grant of the Option by the Company under this Subscription Agreement is subject to stockholder approval of the Plan.

5. Shares purchased for me under the Plan should be issued in the name(s) of (employee and/or spouse only):__________________________
_______________________________________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within two years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or within one year after the Exercise Date (the date I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Exercise Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares, and I will make adequate provision for Federal, State or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my Compensation or other amounts payable to me the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the one-year and two-year holding periods described above, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (b) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain or loss, if any, recognized on such disposition will be taxed as capital gain or loss. I understand that this tax summary is only a summary for general information purposes and is subject to change and I agree to consult with my own tax advisors for definitive advice regarding the tax consequences to me of participation in the Plan and sale of shares purchased thereunder.

7. I agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive (in proportion to the percentages listed below) all payments and shares due me under the Plan (use additional sheets to add beneficiaries):

NAME: (Please print) __________________________________________________
                          (First)        (Middle)       (Last)

______________________________  ________________________________
Relationship

Percentage:  __________         ________________________________
                                   (Address)

NAME: (Please print) __________________________________________________
                          (First)        (Middle)       (Last)

______________________________  ________________________________
Relationship

Percentage:  __________         ________________________________
                                   (Address)

Employee's Social
Security Number:        ______________________________________

Employee's Address:     ______________________________________

                        ______________________________________

                        ______________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated: ___________________      ______________________________________
                                 Signature of Employee

                                ______________________________________
                                 Spouse's Signature (If beneficiary
                                 other than spouse)




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